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                                                                   Exhibit 10.24

                         CONSENT UNDER CREDIT AGREEMENT

     THIS CONSENT UNDER CREDIT AGREEMENT (this "Consent") is entered into as of March 7, 2002, among MUTUAL RISK MANAGEMENT LTD., a company incorporated under the laws of Bermuda ("Mutual Risk"), MUTUAL GROUP, LTD., a Delaware corporation ("Mutual Group" and, together with Mutual Risk, the "Borrowers"), MGL INVESTMENTS LLC (successor to MGL Investments Ltd.), a Delaware limited liability company ("MGL Investments"), LEGION FINANCIAL CORPORATION, a Missouri corporation ("Legion"), MUTUAL RISK MANAGEMENT (HOLDINGS) LTD., a company incorporated under the laws of Bermuda ("MRM Holdings"), MRM SECURITIES LTD., a company incorporated under the laws of Bermuda ("MRM Securities"), MUTUAL FINANCE LTD., a company incorporated under the laws of Bermuda ("MRM Finance"), MRM SERVICES LTD., a company incorporated under the laws of Bermuda ("MRM Services"), MSL (US) LTD., a Delaware corporation ("MSL"), and MRM SERVICES (BARBADOS) LTD., a company incorporated under the laws of Barbados ("MSBL" and, together with MGL Investments, Legion, MRM Holdings, MRM Securities, MRM Finance, MRM Services, MSL, MSBL, Mutual Risk, and Mutual Group, the "Guarantors"), the Lenders (hereinafter defined) and BANK OF AMERICA, N.A., a national banking association, as the Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

     A. The Borrowers, the Guarantors, the Lenders (herein so called) party thereto and the Administrative Agent are party to that certain Credit Agreement dated as of September 21, 2000 (as heretofore modified, amended or supplemented, the "Credit Agreement"). Unless otherwise defined herein, defined terms used herein shall have the meanings given such terms in the Credit Agreement.

     B. Mutual Risk has advised the Administrative Agent and the Lenders that certain Events of Default have occurred and are continuing under Sections 6.1 and 6.2 of the Credit Agreement (the "Existing Events of Default"). Mutual Risk has advised the Administrative Agent and the Lenders that one or more of its Wholly Owned Subsidiaries desires to sell all or substantially all of the capital stock or limited liability company interests (the "Sale") of Hemisphere Management Limited, a Bermuda company, Hemisphere Financial Services LLC, a Delaware limited liability company, Hemisphere Financial Group LLC, a Delaware limited liability company, and Hemisphere Management (Ireland) Limited, an Ireland company (collectively, "Hemisphere"), and, as required by Sections 6.5 and 6.6 of the Credit Agreement, the Borrowers and the Guarantors have requested that the Lenders consent to the Sale of Hemisphere.

     C. Notwithstanding the existence of, and without waiving, such Existing Events of Default, the Lenders have agreed to consent to the Sale of Hemisphere upon and subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

     1.  Consent. The Lenders hereby irrevocably consent to the Sale of
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Hemisphere upon the following terms and conditions:

     (a) The Sale of Hemisphere shall be consummated on or before June 30, 2002;

     (b) The Sale of Hemisphere shall be consummated pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), in the form attached hereto as Exhibit A, without waiver or

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amendment of any of the terms or conditions thereof that would reduce the minimum amount paid to the Lenders and the holders of the Debentures pursuant to clause (c) following or that would otherwise be materially adverse to the Lenders, unless such waiver or amendment has been consented to by the Required Lenders in advance in writing;

     (c) The net cash proceeds (the "Hemisphere Net Proceeds") paid by the Purchaser (as defined in the Stock Purchase Agreement) for the account of the MRM Sellers (as defined in the Stock Purchase Agreement) at the initial Closing (as defined in the Stock Purchase Agreement) of the Sale of Hemisphere and paid to the Lenders and the holders of the Debentures pursuant to clause (d) following shall not be less than $88,300,000; and

     (d) The Hemisphere Net Proceeds shall be paid directly by the Purchaser to the Lenders and the holders of the Debentures that elect to receive such proceeds (after receipt of reasonable notice to the holders of the Debentures from Mutual Risk) (the "Electing Holders") to such account(s) as (i) the Administrative Agent may direct in writing, in the case of amounts to be paid to the Lenders, and (ii) the Electing Holders may direct in writing, in the case of amounts to be paid to the Electing Holders.

     2.  Additional Agreements Relating to the Sale of Hemisphere.  The
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Borrowers and the Guarantors agree with the Lenders as follows:

     (a) The aggregate expenses associated with and payable in connection with the Sale of Hemisphere pursuant to the Stock Purchase Agreement shall not exceed $4,800,000;

     (b) The Borrowers and the Guarantors shall cause the MRM Sellers to cause the Purchaser to pay the Hemisphere Net Proceeds in accordance with Subparagraph 1(d). As a result of the existence of the Existing Events of Default under the Credit Agreement and under the Debentures, the Borrowers and the Guarantors consent and agree that an amount of principal owing under the Credit Agreement (and the Guarantees thereof) and under the Debentures (and the Guarantees thereof) equal to such Hemisphere Net Proceeds shall become due and payable concurrently with the occurrence of the initial Closing (and concurrently with each payment of Hemisphere Net Proceeds pursuant to clause (d) following), without further action by the Administrative Agent, any Lender or any holder of the Debentures. The portion of such Hemisphere Net Proceeds paid for the account of MGL Investments LLC shall be a payment by MGL Investments LLC on account of its Guarantee of the Obligations and of the Debt evidenced by the Debentures. The portion of such Hemisphere Net Proceeds paid for the account of MRM Financial Services Ltd. shall be declared as a dividend by MRM Financial Services Ltd. to MRM Services Ltd. in accordance with applicable law and shall be a payment by MRM Services Ltd. on account of its Guarantee of the Obligations and of the Debt evidenced by the Debentures;

     (c) The Hemisphere Net Proceeds shall be shared pro rata (based, at the time in question, upon the aggregate principal Debt or Indebtedness owing to the Lenders, on the one hand, and to the holders of the Debentures, on the other hand) among the Lenders (for application to the principal of the Obligations, with an automatic reduction in the aggregate amount of the Commitments under the Credit Agreement in a like amount), and the Electing Holders; provided, however, that, in the event any holder of the Debentures elects to not receive its share of any Hemisphere Net Proceeds, such holder's portion of such Hemisphere Net Proceeds shall be payable to the Electing Holders on a pro rata basis;

     (d) Any moneys (net of any reasonable, substantiated costs and expenses incurred in the collection or realization of such moneys) paid for the account of the MRM Sellers after the initial Closing pursuant to the Stock Purchase Agreement, whether pursuant to the MRM Escrow Agreement (as defined in the Stock Purchase Agreement), the Management Escrow Agreement (as defined in the Stock Purchase Agreement) or otherwise, including, without limitation, any indemnity payment or expense reimbursement, shall also be Hemisphere Net Proceeds and shall be paid for the account of the MRM

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Sellers and otherwise treated or transferred as provided in clause (b) preceding and applied as provided in clause (c) preceding; and

     (e) Neither this Consent, nor the payment of the Hemisphere Net Proceeds pursuant hereto, shall constitute the waiver by Lenders of the Existing Events of Default that have occurred and are continuing on the date hereof.

     3.  Conditions Precedent. This Consent shall become effective when (a)
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counterparts of this Consent are executed by the Borrowers, the Guarantors, the
Required Lenders and the Administrative Agent, (b) a written consent is executed by XL Insurance (Bermuda) Ltd. and the other parties shown on the signature pages thereof, in the form attached hereto as Exhibit B, and (c) a written consent is executed by the Required Lenders (as defined in the Letter of Credit and Reimbursement Agreement referenced therein) and the other parties shown on the signature pages thereof, in the form attached hereto as Exhibit C.

     4.  Representations and Warranties. The Borrowers and the Guarantors hereby
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jointly and severally represent, warrant and acknowledge to the Lenders and the
Administrative Agent that (a) immediately after the execution and delivery of this Consent and after giving effect hereto, the Existing Events of Default exist under the Credit Agreement, the Borrowers and the Guarantors have no defense thereto, and neither the Administrative Agent nor any of the Lenders has waived or agreed to forbear from the exercise of any of their rights and remedies that are presently existing as a result of such Existing Events of Default or any other Event of Default that may now exist or hereafter occur under the Credit Agreement, all of which rights and remedies are hereby reserved by the Administrative Agent and the Lenders and may be exercised by the Administrative Agent and the Lenders at any time in their sole discretion, (b) all of the provisions of the Loan Documents, including the Guarantee of the Guarantors, are in full force and effect and are hereby ratified and confirmed,
(c) this Consent and the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action and require the consent of no Governmental Authority or other Person that has not been delivered and is not in full force and effect, (d) the execution, delivery and performance by the Borrowers and the Guarantors of this Consent is of corporate benefit to them, including as a result of the reduction of the Obligations and the Guarantees thereof contemplated hereby, (e) the copy of the Stock Purchase Agreement attached hereto is a true, correct and complete copy of the execution form thereof and includes all exhibits and schedules thereto, (f) the dividends contemplated by Subparagraphs 2(b) and 2(d) of this Consent are within the corporate power and authority of MRM Financial Services Ltd., have been duly authorized by all necessary corporate action of MRM Financial Services Ltd., will be lawful and not violate or breach any contract, agreement or law to which MRM Financial Services Ltd. is a party or which is binding on MRM Financial Services Ltd., and will not cause MRM Financial Services Ltd. to be insolvent or to be unable to pay its debts and obligations when due, (g) it is believed that United States income taxes in an estimated amount of $3,500,000 will be payable in connection with the Sale of Hemisphere, and (h) attached hereto as Exhibit D is a calculation of the gross cash proceeds payable by the Purchaser for the account of the MRM Sellers at the initial Closing of the Sale of Hemisphere and of the deductions from such gross cash proceeds that will be made in determining the Hemisphere Net Proceeds to be received by the Lenders and the holders of the Debentures at the initial Closing. The breach by the Borrowers and the Guarantors of any of their representations and warranties set forth in this Paragraph 4 shall constitute an Event of Default but shall not negate the consent given in Paragraph 1.

     5.  Covenants. The Borrowers and the Guarantors jointly and severally
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covenant and agree with the Administrative Agent and the Lenders as follows:

     (a) As soon as practicable, but in any event on or before March 13, 2002, Mutual Risk shall execute and deliver, or cause to be executed and delivered, a share charge and related documentation and

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opinions, in form and substance satisfactory to the Administrative Agent, on the shares of MRM Services Ltd. owned by Mutual Risk.

     (b) As soon as practicable but in any event on or before the date of the initial Closing under the Stock Purchase Agreement, Mutual Risk shall cause the MRM Sellers to grant a security interest in all of their respective rights to receive moneys under the MRM Escrow Agreement, the Management Escrow Agreement or otherwise pursuant to the Stock Purchase Agreement, and shall cause to be delivered such agreements, documents, instruments, consents and legal opinions as may be requested by the Administrative Agent in order to create, evidence, perfect or otherwise give effect to and protect such security interest. Such security interest shall be granted in consideration of the consents and agreements of the Lenders given herein and for other good and valuable consideration, and such security interest shall be granted to Bank of America, N.A., as collateral agent for the Lenders and the holders of the Debentures, and shall secure the repayment of the Obligations and the Debt or Indebtedness evidenced by the Debentures and the other obligations owing to the holders of the Debentures under the Transaction Documents on a pari passu, pro rata basis based on the principal Debt or Indebtedness owing to each of the Lenders and the holders of the Debentures.

     (c) Mutual Risk shall cause the MRM Sellers to deliver to the Administrative Agent a copy of any proposed amendment or waiver to the Stock Purchase Agreement promptly after such amendment or waiver is proposed and to deliver to the Administrative Agent true and correct copies of any supplements to or amendments of any of the Schedules to the Stock Purchase Agreement that are delivered pursuant to Section 11.15 of the Stock Purchase Agreement.

     (d) The Borrowers and the Guarantors shall pay all expenses, including legal fees and expenses of counsel to the Administrative Agent and each Lender, incurred by the Administrative Agent or any Lender in connection with this Consent.

     (e) On the date of the initial Closing of the Sale of Hemisphere, Mutual Risk shall deliver or caused to be delivered to the Administrative Agent (i) a certified copy of a resolution of the board of directors of MRM Financial Services Ltd authorizing the payment of the dividends contemplated by Subparagraphs 2(b) and 2(d), and (ii) a certificate of solvency executed by two directors of MRM Financial Services Ltd in form and substance satisfactory to Administrative Agent.

     (f) On the date of the initial Closing of the Sale of Hemisphere, Mutual Risk shall cause $3,500,000 of the cash proceeds received by the MRM Sellers to be deposited in a restricted account at a bank acceptable to the Administrative Agent and XL Insurance (Bermuda) Ltd., and such amount, together with the investment earnings thereon, shall be withdrawn from such account and used only to pay United States income taxes due and owing in connection with the Sale of Hemisphere.

     (g) The Borrowers and the Guarantors shall execute and deliver such other agreements, documents, instruments and items as the Administrative Agent or any Lender may reasonably request in order to give effect to the terms and conditions of this Consent.

The breach by the Borrowers and the Guarantors of any of their covenants set forth in Paragraph 2 or in this Paragraph 5 shall constitute an Event of Default but shall not negate the consent given in Paragraph 1.

     6.  Effect of Consent. This Consent is a Loan Document. The consent of the
         -----------------
Lenders and the Administrative Agent hereunder is expressly limited to the Sale of Hemisphere and shall not constitute the consent or waiver by any Lender or the Administrative Agent to, of or with respect to any other matter now or hereafter requiring its consent or waiver under the Loan Documents. Except as

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amended hereby, the Credit Agreement and the other Loan Documents are unchanged and are hereby ratified and confirmed.

     7.   Engagement of Advisor. Mutual Risk has advised the Administrative
          ---------------------
Agent and the Lenders that Mutual Risk has engaged Greenhill Partners (the "Advisor") to advise Mutual Risk and its Subsidiaries with respect to their financial condition, business operations, and properties, and with respect to the restructuring thereof. On or before the date hereof, Mutual Risk has delivered to the Administrative Agent and the Lenders a copy of the engagement letter evidencing such engagement. The Borrowers and the Guarantors shall cause the Advisor to be available at such times and places as the Administrative Agent may reasonably request to discuss with the Administrative Agent and the Lenders the financial condition, business operations, and prospects, and the restructuring thereof, of Mutual Risk and its Subsidiaries and shall otherwise cause the Advisor to cooperate with the Administrative Agent and the Lenders in their review, analysis, and administration of the Credit Agreement and the other Loan Documents and the transactions contemplated thereby. Mutual Risk shall not terminate the engagement of the Advisor unless Mutual Risk concurrently engages another financial and business advisor reasonably acceptable to the Administrative Agent.

     8.   Release of Claims. In consideration of the execution by the
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Administrative Agent and the Lenders of this Consent, the Borrowers and the
Guarantors hereby RELEASE, ACQUIT AND FOREVER DISCHARGE the Administrative Agent and each Lender, together with its officers, directors, employees, agents, attorneys, representatives, and affiliates (collectively, the "Lender Parties"), from any and all losses, costs, expenses, claims, damages, actions, causes of action, liability, or suits in law or equity, of whatever kind or nature (including those that may arise out of the negligence, gross negligence, or willful misconduct of any Lender Party) that any Borrower or Guarantor have ever had or may now have against any Lender Party and that have accrued or arisen on or prior to the date of this Consent and that arise from or are related in any manner to or concern the Loan Documents, the transactions contemplated thereby, or the acts or omissions of any Lender Party in connection therewith.

     9.   Counterparts. This Consent may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     10.  Governing Law. This Consent shall be governed by and construed in
          -------------
accordance with the laws of the State of New York.

     11.  No Third Party Beneficiary. The Purchaser shall have no rights or
          --------------------------
obligations under this Consent, except that the Purchaser may rely on the consent given in Paragraph 1 and on the acknowledgment given in Paragraph 12.

     12.  Companies Not Obligors. The Lenders acknowledge that none of the
          ----------------------
Companies (as defined in the Stock Purchase Agreement) is a Borrower or Guarantor of the Obligations under the Credit Agreement.

     13.  ENTIRETY. THIS CONSENT, THE CREDIT AGREEMENT AND THE OTHER LOAN
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DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL
PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

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MUTUAL RISK MANAGEMENT LTD., as a Borrower and as a Guarantor


By:   /s/ Robert A. Mulderig
      ----------------------------------------------
      Name:  Robert A. Mulderig
             ---------------------------------------
      Title: _______________________________________



MUTUAL GROUP, LTD., as a Borrower and as a Guarantor


By:   /s/ Richard E. O'Brien
      ----------------------------------------------
      Name:  Richard E. O'Brien
             ---------------------------------------
      Title: _______________________________________



MGL INVESTMENTS LLC (successor to MGL Investments Ltd.), as a Guarantor


By:   /s/ Richard E. O'Brien
      ----------------------------------------------
      Name:  Richard E. O'Brien
             ---------------------------------------
      Title: _______________________________________



LEGION FINANCIAL CORPORATION, as a Guarantor


By:   /s/ Richard E. O'Brien
      ----------------------------------------------
      Name:  Richard E. O'Brien
             ---------------------------------------
      Title: _______________________________________



MUTUAL RISK MANAGEMENT (HOLDINGS) LTD., as a Guarantor


By:   /s/ Robert A. Mulderig
      ----------------------------------------------
      Name:  Robert A. Mulderig
             ---------------------------------------
      Title: _______________________________________



MRM SECURITIES LTD., as a Guarantor


By:   /s/ Robert A. Mulderig
      ----------------------------------------------
      Name:  Robert A. Mulderig
             ---------------------------------------
      Title: _______________________________________



MUTUAL FINANCE LTD., as a Guarantor


By:   /s/ Robert A. Mulderig
      ----------------------------------------------
      Name:  Robert A. Mulderig
             ---------------------------------------
      Title: _______________________________________



MRM SERVICES LTD., as a Guarantor


By:   /s/ Robert A. Mulderig
      ----------------------------------------------
      Name:  Robert A. Mulderig
             ---------------------------------------
      Title: _______________________________________



MSL (US) LTD., as a Guarantor


By:   /s/ Richard E. O'Brien
      ----------------------------------------------
      Name:  Richard E. O'Brien
             ---------------------------------------
      Title: _______________________________________



MRM SERVICES (BARBADOS) LTD., as a Guarantor


By:   /s/ Robert A. Mulderig
      ----------------------------------------------
      Name:  Robert A. Mulderig
      Title: _______________________________________




                Signature Page to Consent Under Credit Agreement

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BANK OF AMERICA, N.A., as Administrative
Agent and a Lender



By:     /s/ Bridget Garavalia
      ----------------------------------
      Name:  Bridget Garavalia
           -----------------------------
      Title: Managing Director
           -----------------------------



FLEET NATIONAL BANK, as a Lender

By:    /s/ Donald R. Nicholson
      ----------------------------------
      Name:  Donald R. Nicholson
           -----------------------------
      Title: Senior Vice President
           -----------------------------



FIRST UNION NATIONAL BANK, as a Lender

By:    /s/ Kimberly Shaffer
      ----------------------------------
      Name:  Kimberly Shaffer
           -----------------------------
      Title: Director
           -----------------------------



NATIONAL WESTMINSTER BANK PLC NEW
YORK AND/OR NASSAU BRANCH, as a Lender

By:     /s/ Peter Ballard
      ----------------------------------
      Name:  Peter Ballard
           -----------------------------
      Title: Head of Mid Corporate Team Specialized lending Services
           -----------------------------




                Signature Page to Consent Under Credit Agreement